EXHIBIT 10.236


THIS SECOND AMENDMENT AGREEMENT ("SECOND AMENDMENT") is made on February 28,
2001.


BETWEEN:

(1) ELAN CORPORATION, PLC, a company incorporated in Ireland having its registered office at Lincoln House, Lincoln Place, Dublin 2, Ireland ("ELAN") and

(2) LIGAND PHARMACEUTICALS INCORPORATED, a company organized under the laws of Delaware, with offices at 10275 Science Center Drive, San Diego, California 92121, United States of America ("LIGAND").


RECITALS:

A. ELAN and LIGAND entered into a Development, Licence and Supply Agreement dated 9 November, 1998 (the "Agreement") that was amended 20 August, 1999 (the "FIRST AMENDMENT");

B. Elan Pharma International Limited, an affiliate of ELAN, has entered into a Distributorship Agreement with LIGAND dated as of the date hereof (the "DISTRIBUTORSHIP AGREEMENT"); and

C. Under the terms of the Distributorship Agreement, LIGAND has agreed to amend this Agreement to terminate the option granted to Ligand under Clause 2.2.2 of the Agreement, as amended by the First Amendment, to co-promote the Product in the Member States of the EU;

All capitalized terms used in this Second Amendment shall have the same meanings as are assigned thereto in the Agreement, as amended by the First Amendment, except where expressly provided to the contrary in this Second Amendment.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1    AMENDMENT TO THE AGREEMENT:

     A. ELAN and LIGAND hereby agree that the Agreement, as amended by the First Amendment, shall be further amended as follows:

     By the deletion of Clause 2.2.2 and 2.3.2 of the Agreement and removal of the reference to Clause 2.2.2 in Clause 2.3.3 of the Agreement.

     B. Except as set forth in this Second Amendment, the Agreement as amended by the First Amendment shall remain in full force and effect.


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2    GOVERNING LAW AND JURISDICTION:

This Second Amendment is construed under and ruled by the laws of New York. For the purposes of this Second Amendment the parties submit to the non-exclusive jurisdiction of the courts of New York.

IN WITNESS of which the parties have executed this Second Amendment.


Executed by LIGAND on February 28, 2001

By:    /S/PAUL MAIER
       -----------------------------------

Name:  PAUL MAIER
       -----------------------------------

Title: SENIOR VP AND CFO
       -----------------------------------



Executed by ELAN on February 28, 2001

By:    /S/DANIEL WELCH
       ----------------------------------

Name:  DANIEL WELCH
       ----------------------------------

Title: PRESIDENT
       ----------------------------------



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